DREYFUS STRATEGIC INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Strategic Income Fund. For its fiscal year ended October 31, 1997, your Fund produced a total return, including share price changes and dividend income, of 11.94%,* compared to 8.99% for the Merrill Lynch Domestic Master Index.** Income dividends paid from net investment income during the period amounted to approximately $1.023, representing a distribution rate per share of 6.89%.*** THE ECONOMY
    With the level of inflation as low as has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plants and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two-thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee
(FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

MARKET ENVIRONMENT AND PORTFOLIO FOCUS
    Market interest rates have moved through more than a 100-basis-point range during the past year. Ten-year U.S. Treasury rates peaked at nearly 7% in April 1997 and have reached a current low of 5.8%. We have adjusted the Fund's duration numerous times during this period, at times being modestly longer than the benchmark Merrill Lynch Domestic Master Index, and at times modestly shorter. On balance, the timing of these adjustments has had a positive impact on the Fund's performance. In fact, it substantially contributed to your Fund's strong performance compared to its peer group over the past fiscal year.
    The Fund has consistently been overweight in Corporate and Mortgage securities and underweight in U.S. Treasuries. This strategy has served the Fund well as spreads generally narrowed throughout the past year, until very recently. At the end of October, spreads widened somewhat, reflecting investors' concerns about a drop in the stock market and continuing economic crises in several Asian countries. We remain underweight in U.S Treasuries, believing that the best opportunities exist in other areas of the fixed income market.
    The greatest areas of sector concentration in the Fund are commercial mortgages, residential mortgages, and banking-related corporate bonds. These sectors have performed well during the past year and we anticipate further positive performance. We have also benefited from investments in several convertible bonds, namely Magnetek, Rite-Aid, and Scandinavian Broadcasting. Our consistent underrepresentation in the agency mortgage sector has held back performance, as these securities have performed well amid heavy purchasing by Freddie Mac and Fannie Mae. However, we believe this position is likely to benefit the Fund in the near future due to ever-increasing prepayment risks at these lower interest rate levels.
    As always, we remain focused on the Fund's investment objective to maximize current income. We will be monitoring all areas of the fixed income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.
                              Very truly yours,

                          [Kevin M. McClintock signature logo]

                              Kevin M. McClintock
                              Portfolio Manager
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for comparing portfolios that include U.S. Government, Mortgage and BBB or higher rated corporate securities with maturities greater than or equal to one year.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS STRATEGIC INCOME FUND                              OCTOBER 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS STRATEGIC INCOME FUND
AND THE MERRILL LYNCH DOMESTIC MASTER INDEX
[Exhibit A:
Dollars
$27,697
Dreyfus Strategic
Income Fund
$24,304
Merrill Lynch Domestic
Master Index*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]
Average Annual Total Returns

                        One Year Ended               Five Years Ended              Ten Years Ended
                       October 31, 1997              October 31, 1997              October 31, 1997
                     ----------------------         ----------------------    -------------------------
                            11.94%                        9.04%                         10.72%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Strategic
Income Fund on 10/31/87 to a $10,000 investment made in the Merrill Lynch Domestic Master Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in debt securities of domestic and foreign issuers. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Index is an unmanaged performance benchmark composed of U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities $200 million per coupon. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS                                                                             OCTOBER 31, 1997
                                                                                                Principal
Bonds and Notes-101.7%                                                                            Amount             Value
                                                                                              ______________    ______________
  Airlines- 2.6%                     America West Airlines Pass-Through Trust,
                                       Pass-Through Ctfs.,
                                       Ser. 1997-1, Cl. C, 7.53%, 2004......                  $    7,000,000    $    7,212,187
                                                                                                                 _____________
    Banking-4.9%                     Colonial Bancgroup ,
                                       Gtd. Capital Securities, 8.92%, 2027.                       9,000,000         9,443,826
                                     First Union Institutional Capital I,
                                       Gtd. Capital Securities, 8.04%, 2026.                       4,000,000         4,170,948
                                                                                                                 _____________
                                                                                                                    13,614,774
                                                                                                                 _____________
  Commercial
    Mortgage Backed-17.8%            277 Park Avenue Finance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1.:
                                         Cl. A-2, 7.68%, 2007............................          5,000,000 (a)     5,390,625
                                         Cl. B-1, 7.88%, 2007............................          5,000,000 (a)     5,389,063
                                     AMRESCO Commercial Mortgage Funding I,
                                       Mortgage Pass-Through Ctfs., Ser. 1997-C1,
                                       Cl. F, 7.64%, 2029................................          9,601,000         9,862,915
                                     First Union-Lehman Brothers Commercial Mortgage Trust,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-C1, Cl. C, 7.44%, 2007..................          4,000,000         4,210,625
                                     GS Mortgage Securities II,
                                       Ser. 1997-GL1, Cl. G, 7.8219%, 2030...............          4,000,000 (b)     4,122,320
                                     Structured Asset Securities,
                                       Multiclass Pass-Through Ctfs., REMIC,
                                       Ser. 1996-CFL:
                                         Cl. C, 6.525%, 2028.............................          7,192,927 (a)     7,194,051
                                         Cl. F, 7 3\4%, 2028.............................           9,000,000 (a)    9,073,125
                                         Cl. H, 7 3\4%, 2028.............................           4,750,000 (a)    3,722,813
                                                                                                                 _____________
                                                                                                                    48,965,537
                                                                                                                 _____________
  Consumer-1.3%                      Revlon Worldwide,
                                       Sr. Secured Discount Notes, Ser. B, Zero Coupon, 1998       3,500,000         3,430,746
                                                                                                                 _____________
  Energy-5.1%                        DeepTech International,
                                       Sr. Secured Notes, 12%, 2000......................          4,850,000         5,116,750
                                     Dual Drilling,
                                       Sr. Sub. Notes, 9 7\8%, 2004......................          3,000,000         3,232,500
                                     Louisiana Land & Exploration,
                                       Deb., 7.65%, 2023.................................          5,450,000         5,825,625
                                                                                                                 _____________
                                                                                                                    14,174,875
                                                                                                                 _____________
  Entertainment- 1.1%                Speedway Motorsports,
                                       Sr. Sub. Notes, 81\2%, 2007.......................          3,000,000         3,015,000
                                                                                                                 _____________
  Foreign-9.0%                      Industrial Finance of Thailand,
                                       Bonds, 7 1\8%, 2002...............................          3,000,000 (a)     2,854,446
                                     Petroleos Mexicanos,
                                       Gtd. Notes, 8%, 1998..............................          4,500,000 (a)     4,520,250
                                     Power Finance, Ltd.,
                                       Notes, 7 1\2%, 2009...............................          5,000,000 (a)     4,431,870

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount             Value
                                                                                              ______________    ______________
  Foreign (continued)                Scandinavian Broadcasting,
                                       Conv. Sub. Deb., 7 1\4%, 2005........                  $    4,455,000    $    4,666,612
                                     Teekay Shipping,
                                       First Preferred Ship Mortgage Notes,
                                       8.32%, 2008..........................                       8,250,000         8,291,250
                                                                                                                 _____________
                                                                                                                    24,764,428
                                                                                                                 _____________
  Foreign/Governmental-6.2%          Federative Republic of Brazil:
                                       Bonds, 10 1\8%, 2027.................                       2,000,000         1,500,000
                                       Ser. L, Bonds, 8%, 2014..............                       4,561,040         3,124,312
                                     Republic of Argentina (BOTE),
                                       Floating Rate Notes, Ser. 10, 5.719%, 2000                  1,916,160 (b)     1,778,630
                                     Republic of Colombia,
                                       Notes, 8 3\8%, 2027..................                       5,000,000         4,606,195
                                     Republic of Kazakhstan:
                                       Notes, 9 1\4%, 1999..................                       3,500,000 (a)     3,465,000
                                       Sr. Notes, 8 3\8%, 2002..............                       3,000,000 (a)     2,737,500
                                                                                                                 _____________
                                                                                                                    17,211,637
                                                                                                                 _____________
  Industrial-1.6%                    Renco Metals,
                                       Sr. Notes, 11 1\2%, 2003.............                       2,845,000         3,001,475
                                     Tracor,
                                       Sr. Sub. Notes, 8 1\2%, 2007.........                       1,500,000         1,533,750
                                                                                                                 _____________
                                                                                                                     4,535,225
                                                                                                                 _____________
  Insurance-5.1%  AFC                Capital Trust I,
                                       Gtd. Capital Securities, 8.207%, 2027                       5,000,000         5,390,580
                                     Aetna Industries,
                                       Sr. Notes, 11 7\8%, 2006.............                       8,600,000         8,643,000
                                                                                                                 _____________
                                                                                                                    14,033,580
                                                                                                                 _____________
  Publishing-Newspapers-2.5%         A.H. Belo:
                                       Sr. Deb., 7 3\4%, 2027...............                       1,250,000         1,340,804
                                       Sr. Notes, 6 7\8%, 2002..............                       5,500,000         5,617,865
                                                                                                                 _____________
                                                                                                                     6,958,669
                                                                                                                 _____________
  Real Estate-2.9%                   Crescent Real Estate Equities, L.P.,
                                       Notes, 6 5\8%, 2002..................                       8,000,000 (a)     8,002,000
                                                                                                                 _____________
  Residential
    Mortgage Backed-8.0%             GE Capital Mortgage Services:
                                       Home Equity Loan Pass-Through Ctfs.,
                                         Ser. 1996-HE4, Cl. B3, 9.389%, 2026.............          1,406,359 (a,b)   1,359,774
                                       REMIC Multiclass Pass-Through Ctfs.:
                                         Ser. 1993-11, Cl. B4, 6%, 2008..................            159,797 (a)       150,559
                                         Ser. 1993-15, Cl. B3, 6%, 2008..................            444,102 (a)       417,456
                                         Ser. 1996-10, Cl. B3, 6 3\4%, 2011..............            530,705 (a)       499,195
                                         Ser. 1996-12, Cl. B2, 7 1\4%, 2011..............            826,743 (a)       846,637
                                         Ser. 1996-12, Cl. B3, 7 1\4%, 2011..............            353,910 (a)       341,524
                                         Ser. 1996-14, Cl. 2B3, 7 1\4%, 2011.............            264,772 (a)       255,423

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1997
                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount              Value
                                                                                              ______________    ______________
  Residential
    Mortgage Backed (continued)      MORSERV,
                                       Sub. Multi-Class Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-1:
                                         Cl. B2, 7%, 2011................................    $       844,956   $       856,575
                                         Cl. B3, 7%, 2011................................            422,478 (a)       413,765
                                     Norwest Asset Securities, Mortgage Pass-Through Ctfs.,
                                       Ser. 1997-15, Cl. B3, 6 3\4%, 2012................            508,434 (a)       470,302
                                     Prudential Home Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-7:
                                         Cl. B2, 6 3\4%, 2011............................            491,546           491,393
                                         Cl. B3, 6 3\4%, 2011............................          1,890,852 (a)     1,775,629
                                         Cl. B4, 6 3\4%, 2011............................            871,976 (a)       735,186
                                     Residential Accredit Loans,
                                       Ser. 1997-QS6, Cl. B1, 7 1\2%, 2012...............            367,238 (a)       349,565
                                     Residential Funding Mortgage Securities I,
                                       Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-S7, Cl. A-12, 7%, 2026..................          9,939,411        10,013,958
                                     Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. Greenpoint 1996-A:
                                         Cl. B-1, 8.441%, 2027...........................          1,785,913         1,904,230
                                         Cl. B-2, 8.441%, 2027...........................            713,973           777,784
                                         Cl. B-4, 8.464%, 2027...........................            429,086 (a,b)     416,080
                                                                                                                 _____________
                                                                                                                    22,075,035
                                                                                                                 _____________
   Retail Trade-Drug Stores- 5.7%    Rite Aid,
                                       Conv. Sub. Notes, 5 1\4%, 2002....................          6,000,000 (a)     6,465,000
                                     Smith's Food & Drug Centers
                                       Pass Through Trusts, Pass Through Ctfs.,
                                       Ser. 1994-A3, 9.20%, 2018.........................          8,000,000         9,180,000
                                                                                                                 _____________
                                                                                                                    15,645,000
                                                                                                                 _____________
           Telecommunications-1.1%   Comunicacion Celular SA,
                                       Bonds, Zero Coupon, 2000..........................          2,500,000 (c)     1,887,500
                                     Viatel,
                                       Sr. Discount Notes, Zero Coupon, 2000.............          1,500,000 (d)     1,147,500
                                                                                                                 _____________
                                                                                                                     3,035,000
                                                                                                                 _____________
               Transportation-2.5%   Golden Ocean Group, Ltd.,
                                       Sr. Notes, 10%, 2001 (Units)......................          2,770,000 (a,e)   2,285,250
                                     ValuJet Airlines,
                                       Sr. Secured Notes, 10 1\4%, 2001..................          5,000,000         4,662,500
                                                                                                                 _____________
                                                                                                                     6,947,750
                                                                                                                 _____________
                    Utilities-2.7%   Indiantown Cogeneration,
                                       First Mortgage, Ser. A-10, 9.77%, 2020............          6,000,000         7,300,638
                                                                                                                 _____________

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1997
                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount             Value
                                                                                              ______________    ______________
  U.S. Government
    Agencies-18.9%                   Federal National Mortgage Association:
                                       9%, 8/1/2026......................................     $    6,479,940    $    6,901,136
                                       REMIC Trust,
                                       Pass-Through Ctfs. (Collateralized by FNMA
                                         Pass-Through Ctfs.), (Interest Only):
                                         Ser.1993-137, Cl. PT, 7%, 6/25/2022.............          8,410,157 (f)     2,253,081
                                         Ser. 1997-40, Cl. PF, 7%, 12/18/2026............         11,000,000 (f)     4,468,750
                                                 Ser. 1997-56, Cl. PM, 7%, 6/18/2026.....          3,142,293 (f)     1,036,957
                                     Government National Mortgage Association I:
                                       7 1\2%, 1/15/2002-7/15/2002.......................            515,358           530,494
                                       9%, 11/15/2017....................................         12,852,035        13,916,313
                                     Government National Mortgage Association II,
                                       Adjustable Rate Mortgage,
                                       5 1\2%, 10/20/2027................................         23,000,000 (g)    22,949,630
                                                                                                                 _____________
                                                                                                                    52,056,361
                                                                                                                 _____________
              U.S. Government-2.7%   U.S. Treasury Bonds,
                                       6 3\8%, 8/15/2027.................................          7,100,000         7,308,562
                                                                                                                 _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $274,213,188)...............................                         $280,287,004
                                                                                                                 =============
Equity-Related Securities-5.6%                                                                     Shares
                                                                                              ______________

Common Stocks-.4%
                       Industrial;   MagneTek............................................             54,749 (h)  $  1,112,089
                                                                                                                 _____________
Warrants-.6%
                  Broadcasting-.5%   Spanish Broadcasting System.........................              6,250 (a,h)   1,468,750
                                                                                                                 _____________
                       Foreign-.1%   Comunicacion Celular SA.............................              2,500 (h)       150,000
                                                                                                                 _____________
                Transportation-.0%   Golden Ocean Group, Ltd.............................              2,770 (a,h)          28
                                                                                                                 _____________
                                     Total Warrants......................................                            1,618,778
                                                                                                                 _____________
Preferred Stocks-4.6%
                 Broadcasting-3.8%   Spanish Broadcasting System,
                                       Cum., $142.50.....................................              9,881 (a)    10,473,860
                                                                                                                 _____________
                   Real Estate-.8%   Federal Realty Investment Trust,
                                       Cum., $1.9875.....................................             91,300         2,219,731
                                                                                                                 _____________
                                     Total Preferred Stocks..............................                           12,693,591
                                                                                                                 _____________
                                     TOTAL EQUITY-RELATED SECURITIES
                                       (cost $13,362,791)................................                        $  15,424,458
                                                                                                                 =============

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1997
Options-.1%                                                                                     Contracts           Value
                                                                                              ______________    ______________
                     Call Options;   U.S. Treasury Bonds, 6 3\8%, 8/15/2027
                                       October '98 @ $102.9375
                                       (cost $200,000)...................................                 50   $       204,450
                                                                                                                 =============
Short-Term Investments-.1%                                                                      Principal
                                                                                              ______________
              U.S. Treasury Bills;   4.87%, 12/11/1997...................................   $         55,000 (i)  $     54,702
                                     4.91%, 1/8/1998.....................................            114,000 (i)       112,909
                                     4.99%, 1/15/1998....................................            127,000 (i)       125,659
                                                                                                                 _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $293,325)...................................                      $       293,270
                                                                                                                 =============
                 TOTAL INVESTMENTS (cost $288,069,304)...................................             107.5%      $296,209,182
                                                                                                     =======     =============
LIABILITIES, LESS CASH AND RECEIVABLES...................................................              (7.5%)    $ (20,691,269)
                                                                                                     =======     =============
NET ASSETS...............................................................................             100.0%      $275,517,913
                                                                                                     =======     =============
Notes to Statement of Investments:
    (a)  Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   October 31, 1997, these securities amounted to $85,504,726 or 31.0% of net assets.
    (b)  Variable rate security-interest rate subject to periodic changes.
    (c)  Zero coupon until 11/15/2000, date on which a stated coupon rate of
   13 1/8% becomes effective: the stated maturity date is 11/15/2003.
    (d)  Zero coupon until 1/15/2000, date on which a stated coupon rate of
   15% becomes effective: the stated maturity date is 1/15/2005.
    (e)  With warrants to purchase additional notes.
    (f)  Reflects notional face.
    (g)  Purchased on a forward commitment basis.
    (h)  Non-income producing.
    (i)  Held by the custodian in a segregated account as collateral for open futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF OPTIONS WRITTEN                                                                             OCTOBER 31,1997
Call Options
Issuer                                                                                       Contracts         Value
_____                                                                                       _________        _________
U.S. Treasury Bonds, 6 3\8%, 8/15/2027, October '98 @ $108.4375
  (premiums received $100,000)..............................................                    50            $118,750
                                                                                                             _________
Put Options
Issuer
_____
U.S. Treasury Bonds, 6 3\8%, 8/15/2027, October '98 @ $95.25
  (premiums received $100,000)..............................................                    50             103,516
                                                                                                             _________
    Total Options Written (premiums received $200,000)......................                                  $222,266
                                                                                                             =========

STATEMENT OF FINANCIAL FUTURES                                                                 OCTOBER 31,1997
                                                                        Market Value                        Unrealized
                                                                          Covered                          Appreciation
Financial Futures Long                                   Contracts    by Contracts        Expiration      at 10/31/97
___________________                                    ____________    ____________      ____________      ____________
U.S. Treasury 30 year bonds                                147          $17,414,906      December '97     $     466,656
                                                                                                           ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1997
                                                                                                  Cost             Value
                                                                                             _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments       $288,069,304      $296,209,182
                                 Cash.......................................                                         745,078
                                 Receivable for investment securities sold..                                      37,486,230
                                 Interest receivable........................                                       4,027,767
                                 Receivable for futures variation margin-Note 4(a)                                    45,938
                                 Receivable for shares of Beneficial Interest subscribed                              11,880
                                 Prepaid expenses and other assets..........                                          23,142
                                                                                                               _____________
                                                                                                                 338,549,217
                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       216,844
                                 Payable for investment securities purchased                                      53,717,225
                                 Bank loan payable-Note 2...................                                       6,902,000
                                 Payable for shares of Beneficial Interest redeemed                                1,845,959
                                 Outstanding options written, at value
                                 (premiums received $200,000)-see statement                                          222,266
                                 Interest payable-Note 2....................                                          33,549
                                 Accrued expenses...........................                                          93,461
                                                                                                               _____________
                                                                                                                  63,031,304
                                                                                                               _____________
NET ASSETS..................................................................                                    $275,517,913
                                                                                                               =============
REPRESENTED BY:                  Paid-in capital............................                                    $271,343,740
                                 Accumulated undistributed investment income-net559,978
                                 Accumulated net realized gain (loss) on investments                              (4,970,073)
                                 Accumulated net unrealized appreciation (depreciation) on
                                 investments and options written [including $466,656 net
                                 unrealized appreciation on financial futures]-Note 4(b)....                       8,584,268
                                                                                                               _____________
NET ASSETS..................................................................                                    $275,517,913
                                                                                                               =============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                    18,535,924
NET ASSET VALUE, offering and redemption price per share....................                                         $14.86
                                                                                                                     =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                                        $22,491,770
                                 Cash dividends.............................                        711,033
                                                                                               ____________
                                     Total Income...........................                                        $23,202,803
EXPENSES:                        Management fee-Note 3(a)...................                      1,670,431
                                 Shareholder servicing costs-Note 3(b)......                      1,002,996
                                 Interest expense-Note 2....................                        158,422
                                 Professional fees..........................                         65,283
                                 Custodian fees-Note 3(b)...................                         34,350
                                 Trustees' fees and expenses-Note 3(c)......                         27,784
                                 Prospectus and shareholders' reports.......                         26,660
                                 Registration fees..........................                         21,197
                                 Miscellaneous..............................                         14,061
                                                                                               ____________
                                     Total Expenses.........................                                          3,021,184
                                                                                                                   ____________
INVESTMENT INCOME-NET.......................................................                                         20,181,619
                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions (including foreign
                                       currency transactions)...............                   $  4,984,050
                                     Short sale transactions................                         41,912
                                 Net realized gain (loss) on financial futures                   (1,065,763)
                                                                                               ____________
                                     Net Realized Gain (Loss)...............                                          3,960,199
                                 Net unrealized appreciation (depreciation) on investments
                                     and options written [including $640,406 unrealized
                                     appreciation on financial futures].....                                          7,230,457
                                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         11,190,656
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $31,372,275
                                                                                                                   ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended           Year Ended
                                                                                  October 31, 1997     October 31, 1996
                                                                                 ________________     ________________
OPERATIONS:
  Investment income-net....................................................      $  20,181,619         $  20,997,858
  Net realized gain (loss) on investments..................................          3,960,199            13,361,650
  Net unrealized appreciation (depreciation) on investments................          7,230,457           (13,110,345)
                                                                                ______________         _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations........         31,372,275            21,249,163
                                                                                ______________         _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................        (19,655,719)          (20,963,780)
                                                                                ______________         _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold............................................         43,361,960            27,107,019
  Dividends reinvested.....................................................         14,143,094            15,493,693
  Cost of shares redeemed..................................................        (88,614,564)          (68,320,151)
                                                                                ______________         _____________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (31,109,510)          (25,719,439)
                                                                                ______________         _____________
      Total Increase (Decrease) in Net Assets..............................        (19,392,954)          (25,434,056)
NET ASSETS:
  Beginning of Period......................................................        294,910,867           320,344,923
                                                                                ______________         _____________
  End of Period............................................................       $275,517,913          $294,910,867
                                                                                ==============         =============
UNDISTRIBUTED INVESTMENT INCOME-NET........................................    $       559,978      $         34,078
                                                                                ______________         _____________
CAPITAL SHARE TRANSACTIONS:                                                            Shares              Shares
                                                                                ______________         _____________
  Shares sold..............................................................          2,978,218             1,909,503
  Shares issued for dividends reinvested...................................            970,962             1,092,669
  Shares redeemed..........................................................         (6,118,822)           (4,816,766)
                                                                                ______________         _____________
    Net Increase (Decrease) in Shares Outstanding..........................         (2,169,642)           (1,814,594)
                                                                                ==============         =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                Year Ended October 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                               ______      ______       ______     ______      ______
    Net asset value, beginning of period.........              $14.24      $14.22       $12.95     $15.36      $14.02
                                                               ______      ______       ______     ______      ______
    Investment Operations:
    Investment income-net........................                1.05         .98          .93        .95        1.01
    Net realized and unrealized gain (loss)
      on investments.............................                 .59         .02         1.27      (2.04)       1.41
                                                               ______      ______       ______     ______      ______
    Total from Investment Operations.............                1.64        1.00         2.20      (1.09)       2.42
                                                               ______      ______       ______     ______      ______
    Distributions:
    Dividends from investment income-net.........               (1.02)       (.98)        (.93)      (.95)      (1.01)
    Dividends from net realized gain on investments                 -           -            -       (.37)       (.07)
                                                               ______      ______       ______     ______      ______
    Total Distributions..........................               (1.02)       (.98)        (.93)     (1.32)      (1.08)
                                                               ______      ______       ______     ______      ______
    Net asset value, end of period...............              $14.86      $14.24       $14.22     $12.95      $15.36
                                                               ======      ======       ======     ======      ======
TOTAL INVESTMENT RETURN..........................               11.94%       7.27%      17.57%*     (7.44%)*    17.93%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets            1.03%       1.04%        1.04%       .94%        .84%
    Ratio of interest expense to average net assets               .06%        .02%           -          -           -
    Ratio of net investment income
      to average net assets......................                7.25%       6.89%        6.87%      6.84%       6.83%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -           -            -        .11%        .24%
    Portfolio Turnover Rate......................              347.68%     214.55%      176.59%    161.35%     118.38%
    Net Assets, end of period (000's Omitted)....            $275,518    $294,911     $320,345   $322,487    $375,459
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Income Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to maximize current income by investing principally in debt securities of domestic and foreign issuers. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amount actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,470,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, the carryover expires in fiscal 2003.
NOTE 2-BANK LINES OF CREDIT:
    The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At October 31, 1997, outstanding borrowings under both lines of credit amounted to $6.9 million.
    The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1997 was approximately $2.7 million with a related weighted average annualized interest rate of 5.92%. The maximum amount borrowed at any time during the period ended October 31, 1997, was $26.4 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $696,013 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $226,107 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $34,350 pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures and options transactions, during the period ended October 31, 1997:

                                                                       Purchases                       Sales
                                                                  ________________                ________________
Long transactions.......................................            $1,012,053,182                  $1,019,953,342
Short sale transactions.................................                36,302,033                      36,343,945
                                                                  ________________                ________________
    Total.......................................................... $1,048,355,215                  $1,056,297,287
                                                                  ================                ================

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At October 31, 1997, there were no securities sold short outstanding.
    In addition, the following table summarizes the Fund's call/put options written for the period ended October 31, 1997:

                                                                                       Number of             Premiums
OPTIONS WRITTEN:                                                                       Contracts             Received
                                                                                     ___________          ____________
Contracts outstanding October 31, 1996...............................                      -               $    -
Contracts written....................................................                     100                200,000
                                                                                          ___               ________
Contracts outstanding October 31, 1997...............................                     100               $200,000
                                                                                          ===               ========

    The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.
    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss if the price of the financial instrument increases between those dates. Contracts open at October 31, 1997 are set forth in the Statement of Options Written.
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss if the price of the financial instrument decreases between those dates. Contracts open at October 31, 1997 are set forth in the Statement of Options Written.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1997, and their related unrealized appreciation (depreciation) are set forth in the Statement of Financial Futures.
    (b) At October 31, 1997, accumulated net unrealized appreciation on investments, financial futures and options written was $8,584,268, consisting of $11,328,211 gross unrealized appreciation and $2,743,943 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Strategic Income Fund
    We have audited the accompanying statement of assets and liabilities, including the statements of investments, options written and financial futures, of Dreyfus Strategic Income Fund, one of the Funds constituting Dreyfus Income Funds, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Income Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
December 17, 1997

DREYFUS STRATEGIC INCOME FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates 3.46% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           031AR9710
Strategic Income
Fund
Annual Report
October 31, 1997
Registration Mark
[Dreyfus logo]